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                                 EXHIBIT 99.2








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                        NOTICE OF GUARANTEED DELIVERY
                               WITH RESPECT TO
                        6-7/8% SENIOR NOTES DUE 2007
                                      OF
                      LOUIS DREYFUS NATURAL GAS CORP.

     This form or a form substantially similar hereto must be used by a holder of 6-7/8% Senior Notes Due 2007 (the "Existing Notes") of Louis Dreyfus Natural Gas Corp., an Oklahoma corporation (the "Company"), that wishes to tender Existing Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus dated ____________, 1998 (the "Prospectus") and in Instruction 1 to the accompanying Letter of Transmittal. Any holder that wishes to tender Existing Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meaning ascribed to them in the Prospectus or the Letter of Transmittal.

                TO: LaSalle National Bank, Exchange Agent


    BY FACSIMILE TRANSMISSION:                CONFIRM BY TELEPHONE TO:

          (312) 904-2236                          (312) 904-2936
 (For Eligible Institutions Only)


  BY MAIL OR OVERNIGHT DELIVERY:                  BY HAND DELIVERY:

       LaSalle National Bank                    LaSalle National Bank
     Corporate Trust Division          c/o IBJ Schroder Bank and Trust Company
     135 South LaSalle Street               One State Street - Floor SC1
           Suite 1825                       Securities Processing Window
     Chicago, Illinois  60603                 New York, New York  10004
     Attention: Diane Swanson


                            FOR INFORMATION CALL:
                               (312) 904-2936

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

            Please read the accompanying instructions carefully.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Existing Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal. The undersigned hereby tenders the Existing Notes listed below:

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
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  CERTIFICATE NUMBER(S) (IF KNOWN)      AGGREGATE PRINCIPAL AMOUNT
OF EXISTING NOTES OR ACCOUNT NUMBER   OF EXISTING NOTES REPRESENTED   AGGREGATE PRINCIPAL AMOUNT OF
     AT THE BOOK-ENTRY FACILITY               BY CERTIFICATE             EXISTING NOTES TENDERED
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


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

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                  SIGN HERE

Name of Registered or Acting Holder:
                                    -------------------------------------------
Signature(s):
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Name(s) (PLEASE PRINT):
                       --------------------------------------------------------
Address:
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Telephone Number:
                 --------------------------------------------------------------
Date:
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                                    GUARANTEE
                     (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Existing Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfers of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility described in the Prospectus under the caption "The Exchange offer--Procedures for Tendering" and in the Letter of Transmittal) and any other required documents, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

                                    SIGN HERE

Name of Firm:
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Authorized Signature:
                    -----------------------------------------------------------
Name (PLEASE PRINT):
                    -----------------------------------------------------------

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Telephone Number:
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Date:
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   DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE
  (A) PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL OR (B) IN ACCORDANCE WITH THE AUTOMATED TENDER OFFER PROGRAM OF
                           DEPOSITORY TRUST COMPANY.


                INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Existing Notes referred to herein, the signature must correspond with the name(s) written on the face of the Existing Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the book-entry transfer facility whose name appears on a security position listing as the owner of the Existing Notes, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Existing Notes or a participant of the book-entry transfer facility whose name appears on the Existing Notes or is shown on the book-entry transfer facility's security position listing, as applicable, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Existing Notes or signed as the name of the participant shown on the book-entry transfer facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.


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